EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2022 RESULTS
Comparable RevPAR Increased 43% to $314
Net Income Attributable to Common Stockholders was $10.3 Million
Adjusted EBITDAre was $50.1 Million
Comparable Hotel EBITDA was $57.4 Million
AFFO per Share was $0.37

DALLAS –August 3, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2022, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2022, with the second quarter ended June 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 43% over the prior year quarter to $313.96. Comparable ADR was flat compared to the prior year quarter at $441.25 and Comparable Occupancy increased 42.8% over the prior year quarter to 71.2%. Compared to the second quarter of 2019, Comparable RevPAR was 27.6% higher, Comparable ADR was 41.5% higher, and Comparable Occupancy was 9.8% lower.
•Net income attributable to common stockholders for the quarter was $10.3 million or $0.12 per diluted share.
•Adjusted funds from operations (AFFO) was $0.37 per diluted share for the quarter compared to $0.20 in the prior year quarter, reflecting a growth rate of 85%.
•Adjusted EBITDAre was $50.1 million for the quarter, reflecting a growth rate of 155% over the prior year quarter, and 52.8% higher than what the Company reported in the second quarter of 2019.
•Comparable Hotel EBITDA was $57.4 million for the quarter, which was 87.8% higher than the prior year quarter and 42.7% higher than the second quarter of 2019.
•The Company ended the quarter with cash and cash equivalents of $251.0 million and restricted cash of $48.1 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $19.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 42.7% at the end of the second quarter.

BHR Reports Second Quarter Results

August 3, 2022
•Capex invested during the quarter was $9.1 million.
CAPITAL STRUCTURE
At June 30, 2022, the Company had total assets of $2.1 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 4.3%.
During the third quarter of 2021, the Company commenced the sale of its Series E and Series M non-traded preferred stock. During the second quarter and the month of July, the Company raised approximately $37.6 million and $50.6 million of net proceeds from the sale of its preferred stock, respectively. To date, the Company has issued approximately 7.1 million shares of its Series E and Series M non-traded preferred stock raising approximately $161.5 million of net proceeds.
On June 1, 2022, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.01 per diluted share for the Company’s common stock for the second quarter ending June 30, 2022. The dividend, which equates to an annual rate of $0.04 per share, was paid on July 15, 2022, to stockholders of record as of June 30, 2022. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“Despite a volatile macroeconomic environment, particularly concerning stock prices, interest rates and inflation, our portfolio continued to deliver outstanding results. In fact, it has continued to extend its outperformance compared to 2019,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “The portfolio significantly exceeded 2019 in terms of both RevPAR and EBITDA, and reported Hotel EBITDA margins that exceeded the comparable period by over 300 basis points,” he continued. “As expected, our urban portfolio has come roaring back as a significant growth engine, reporting over $20 million of EBITDA for the quarter comprising over 35% of portfolio Hotel EBITDA for the quarter. With this contribution, we were able to report our highest ever Company level Adjusted EBITDAre for the quarter. Looking ahead, we expect more of the same -- strong leisure demand balanced by our soon to be fully recovered urban portfolio,” Stockton concluded.

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, August 4, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Thursday, August 11, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13730709.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2022 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online

BHR Reports Second Quarter Results

August 3, 2022
at the Company’s website, www.bhrreit.com on Thursday, August 4, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Investments in hotel properties, gross	$2,043,950	$1,845,078
Accumulated depreciation	(418,066)	(399,481)
Investments in hotel properties, net	1,625,884	1,445,597
Cash and cash equivalents	251,032	215,998
Restricted cash	48,117	47,376
Accounts receivable, net of allowance of $219 and $134, respectively	32,888	23,701
Inventories	4,489	3,128
Prepaid expenses	4,260	4,352
Investment in OpenKey	1,707	1,689
Derivative assets	2,170	139
Other assets	17,789	23,588
Operating lease right-of-use assets	79,978	80,462
Intangible assets, net	4,072	4,261
Due from related parties, net	1,068	1,770
Due from third-party hotel managers	19,145	27,461
Total assets	$2,092,599	$1,879,522

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,237,504	$1,172,678
Accounts payable and accrued expenses	112,686	96,316
Dividends and distributions payable	3,535	2,173
Due to Ashford Inc., net	2,701	1,474
Due to third-party hotel managers	1,044	610
Operating lease liabilities	60,839	60,937
Derivative liabilities	705	1,435
Other liabilities	20,590	20,034
Total liabilities	1,439,604	1,355,657

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2022 and December 31, 2021	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 4,508,488 and 1,710,399 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	103,697	39,339
Series M Redeemable Preferred Stock, $0.01 par value, 395,945 and 29,044 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	9,750	715
Redeemable noncontrolling interests in operating partnership	40,291	36,087
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2022 and December 31, 2021	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 71,310,367 and 65,365,470 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	712	653
Additional paid-in capital	738,353	707,418
Accumulated deficit	(290,307)	(309,240)
Total stockholders' equity of the Company	448,774	398,847
Noncontrolling interest in consolidated entities	(14,943)	(16,549)
Total equity	433,831	382,298
Total liabilities and equity	$2,092,599	$1,879,522

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
REVENUE
Rooms	$112,527	$63,837	$217,719	$118,160
Food and beverage	42,269	19,853	78,976	36,482
Other	20,098	13,420	40,079	26,316
Total hotel revenue	174,894	97,110	336,774	180,958
EXPENSES
Hotel operating expenses:
Rooms	24,134	13,482	44,318	24,497
Food and beverage	31,894	16,322	59,922	30,274
Other expenses	52,087	33,476	98,294	62,019
Management fees	5,538	2,952	9,686	5,484
Total hotel operating expenses	113,653	66,232	212,220	122,274
Property taxes, insurance and other	5,277	7,190	13,880	14,454
Depreciation and amortization	19,571	18,244	38,012	36,597
Advisory services fee:
Base advisory fee	3,226	2,678	6,165	5,223
Reimbursable expenses	1,173	510	2,269	1,002
Incentive fee	(731)	1,266	246	1,637
Stock/unit-based compensation	2,637	2,285	4,947	3,672
(Gain) loss on legal settlements	(114)	(989)	(114)	(989)
Transaction costs	—	296	—	296
Corporate, general and administrative:
Stock/unit-based compensation	543	506	588	516
Other general and administrative	2,895	1,877	5,345	3,467
Total operating expenses	148,130	100,095	283,558	188,149
Gain (loss) on insurance settlement and disposition of assets	—	197	—	696
OPERATING INCOME (LOSS)	26,764	(2,788)	53,216	(6,495)
Equity in earnings (loss) of unconsolidated entity	(74)	(66)	(146)	(130)
Interest income	162	12	187	21
Interest expense	(9,705)	(6,633)	(17,563)	(12,662)
Amortization of loan costs	(576)	(593)	(1,240)	(1,320)
Write-off of loan costs and exit fees	(22)	(1,177)	(98)	(1,528)
Unrealized gain (loss) on derivatives	1,208	(58)	1,616	(78)
INCOME (LOSS) BEFORE INCOME TAXES	17,757	(11,303)	35,972	(22,192)
Income tax (expense) benefit	(1,077)	(61)	(3,688)	(206)
NET INCOME (LOSS)	16,680	(11,364)	32,284	(22,398)
(Income) loss attributable to noncontrolling interest in consolidated entities	(1,468)	849	(1,442)	2,096
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(846)	1,282	(1,813)	2,361
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	14,366	(9,233)	29,029	(17,941)
Preferred dividends	(4,064)	(1,893)	(7,367)	(4,281)
Gain (loss) on extinguishment of preferred stock	—	(4,411)	—	(4,484)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$10,302	$(15,537)	$21,662	$(26,706)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.14	$(0.32)	$0.31	$(0.61)
Weighted average common shares outstanding – basic	70,740	47,820	68,325	43,737
Diluted:
Net income (loss) attributable to common stockholders	$0.12	$(0.32)	$0.27	$(0.61)
Weighted average common shares outstanding – diluted	107,669	47,820	98,798	43,737
Dividends declared per common share:	$0.01	$—	$0.02	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$16,680	$(11,364)	$32,284	$(22,398)
Interest expense and amortization of loan costs	10,281	7,226	18,803	13,982
Depreciation and amortization	19,571	18,244	38,012	36,597
Income tax expense (benefit)	1,077	61	3,688	206
Equity in (earnings) loss of unconsolidated entity	74	66	146	130
Company's portion of EBITDA of OpenKey	(75)	(65)	(146)	(128)
EBITDA	47,608	14,168	92,787	28,389
(Gain) loss on insurance settlement and disposition of assets	—	(197)	—	(696)
EBITDAre	47,608	13,971	92,787	27,693
Amortization of favorable (unfavorable) contract assets (liabilities)	118	138	226	276
Transaction and conversion costs	771	828	1,326	1,168
Write-off of loan costs and exit fees	22	1,177	98	1,528
Unrealized (gain) loss on derivatives	(1,208)	58	(1,616)	78
Stock/unit-based compensation	3,185	2,805	5,550	4,221
Legal, advisory and settlement costs	315	(632)	632	(427)
Advisory services incentive fee	(731)	1,266	246	1,637
Company's portion of adjustments to EBITDAre of OpenKey	(1)	1	5	6
Adjusted EBITDAre	$50,079	$19,612	$99,254	$36,180
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$16,680	$(11,364)	$32,284	$(22,398)
(Income) loss attributable to noncontrolling interest in consolidated entities	(1,468)	849	(1,442)	2,096
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(846)	1,282	(1,813)	2,361
Preferred dividends	(4,064)	(1,893)	(7,367)	(4,281)
Gain (loss) on extinguishment of preferred stock	—	(4,411)	—	(4,484)
Net income (loss) attributable to common stockholders	10,302	(15,537)	21,662	(26,706)
Depreciation and amortization on real estate	18,927	17,565	36,722	35,224
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	846	(1,282)	1,813	(2,361)
Equity in (earnings) loss of unconsolidated entity	74	66	146	130
(Gain) loss on insurance settlement and disposition of assets	—	(197)	—	(696)
Company's portion of FFO of OpenKey	(74)	(65)	(146)	(129)
FFO available to common stockholders and OP unitholders	30,075	550	60,197	5,462
Series B Cumulative Convertible Preferred Stock dividends	1,058	1,068	2,116	2,631
(Gain) loss on extinguishment of preferred stock	—	4,411	—	4,484
Transaction and conversion costs	771	828	1,326	1,168
Interest expense on convertible notes	1,108	649	2,211	649
Interest expense accretion on refundable membership club deposits	178	190	368	392
Write-off of loan costs and exit fees	22	1,177	98	1,528
Amortization of loan costs	553	571	1,195	1,277
Unrealized (gain) loss on derivatives	(1,208)	58	(1,616)	78
Stock/unit-based compensation	3,185	2,805	5,550	4,221
Legal, advisory and settlement costs	315	(632)	632	(427)
Advisory services incentive fee	(731)	1,266	246	1,637
Company's portion of adjustments to FFO of OpenKey	(1)	1	5	6
Adjusted FFO available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$35,325	$12,942	$72,328	$23,106
Adjusted FFO per diluted share available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$0.37	$0.20	$0.79	$0.38
Weighted average diluted shares	94,367	63,649	91,939	60,297

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (7)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(8)	Comparable TTM EBITDA Debt Yield
Apollo	The Ritz-Carlton St. Thomas	August 2022	August 2024	LIBOR + 3.95%	$—	$42,500	(1)	$42,500	$31,836	74.9%
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR + 2.65%	—	99,000	(2)	99,000	32,058	32.4%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR + 2.55%	—	51,000	(2)	51,000	7,457	14.6%
BAML	See footnote	June 2023	June 2025	LIBOR + 2.16%	—	435,000	(3)	435,000	17,612	4.1%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	LIBOR + 2.55%	—	40,000	(2)	40,000	10,656	26.6%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(2)	54,000	11,777	21.8%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,000		195,000	17,194	8.8%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR + 2.86%	—	70,500	(4)	70,500	14,397	20.4%
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	March 2024	March 2026	LIBOR + 6.00%	—	54,000	(5)	54,000	17,556	32.5%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR + 3.60%	—	30,000	(6)	30,000	3,488	11.6%
BAML	Pier House Resort & Spa	September 2024	September 2024	LIBOR + 1.85%	—	80,000	(2)	80,000	20,603	25.8%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,151,000		$1,237,250	$184,634	14.9%
Percentage					7.0%	93.0%		100.0%
Weighted average interest rate					4.50%	4.24%		4.26%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in August 2021. This mortgage loan has a LIBOR floor of 1.00%.
(2)    This mortgage loan has a LIBOR floor of 0.25%.
(3)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in June 2022. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.75%.
(6)    This mortgage loan has a LIBOR floor of 1.50%.
(7)    The final maturity date assumes all available extension options will be exercised.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	2022	2023	2024	2025	2026	Thereafter	Total
BAML	Hotel Yountville	$—	$51,000	$—	$—	$—	$—	$51,000
BAML	Bardessono Hotel and Spa	—	40,000	—	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	—	98,000	—	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	54,000	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	—	195,000	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	—	30,000	—	—	—	30,000
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	See footnote 1	—	—	—	435,000	—	—	435,000
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	—	—	—	—	54,000	—	54,000
Convertible Senior Notes	N/A	—	—	—	—	86,250	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	—	70,500	70,500
Principal due in future periods		$—	$189,000	$401,500	$435,000	$140,250	$70,500	$1,236,250
Scheduled amortization payments remaining		500	500	—	—	—	—	1,000
Total indebtedness		$500	$189,500	$401,500	$435,000	$140,250	$70,500	$1,237,250
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$113,978	$104	$114,082	$63,443	$16,199	$79,642	79.65%	43.24%
RevPAR	$313.68	$—	$313.96	$187.31	$685.02	$219.80	67.46%	42.84%
Occupancy	71.15%	—%	71.15%	49.17%	59.09%	49.81%	44.72%	42.84%
ADR	$440.85	$—	$441.25	$380.98	$1,159.30	$441.24	15.71%	—%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$221,029	$10,256	$231,285	$117,029	$32,622	$149,651	88.87%	54.55%
RevPAR	$308.95	$1,402.17	$320.01	$173.72	$669.07	$207.15	77.85%	54.49%
Occupancy	63.18%	50.36%	63.05%	43.07%	49.81%	43.53%	46.68%	44.85%
ADR	$489.02	$2,784.54	$507.58	$403.33	$1,343.34	$475.93	21.25%	6.65%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$108,391	$104	$108,495	$60,267	$16,199	$76,466	79.85%	41.89%
RevPAR	$327.95	$—	$328.26	$197.05	$685.02	$232.07	66.43%	41.45%
Occupancy	72.56%	—%	72.56%	49.34%	59.09%	50.04%	47.05%	45.00%
ADR	$451.95	$—	$452.39	$399.33	$1,159.30	$463.73	13.18%	(2.45)%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$212,854	$10,256	$223,110	$112,955	$32,622	$145,577	88.44%	53.26%
RevPAR	$327.43	$1,402.17	$339.39	$185.68	$669.07	$221.55	76.34%	53.19%
Occupancy	64.55%	50.36%	64.39%	44.23%	49.81%	44.64%	45.95%	44.24%
ADR	$507.25	$2,784.54	$527.06	$419.81	$1,343.34	$496.26	20.83%	6.21%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at June 30, 2022, and not under renovation during the three months ended June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$176,082	$97,110	81.32%	$339,484	$180,958	87.60%
Non-comparable adjustments	—	23,014		15,168	44,577
Comparable total hotel revenue	$176,082	$120,124	46.58%	$354,652	$225,535	57.25%

Hotel EBITDA	$57,066	$24,728	130.77%	$112,747	$45,227	149.29%
Non-comparable adjustments	355	5,842		3,634	12,572
Comparable hotel EBITDA	$57,421	$30,570	87.83%	$116,381	$57,799	101.35%
Hotel EBITDA margin	32.41%	25.46%	6.95%	33.21%	24.99%	8.22%
Comparable hotel EBITDA margin	32.61%	25.45%	7.16%	32.82%	25.63%	7.19%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,387	$27	8,740.74%	$3,198	$(378)	946.03%
Hotel EBITDA attributable to the Company and OP unitholders	$54,679	$24,701	121.36%	$109,549	$45,605	140.21%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$55,034	$30,543	80.19%	$113,183	$58,177	94.55%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$169,292	$93,316	81.42%	$329,386	$176,139	87.00%
Non-comparable adjustments	—	23,014		15,168	44,577
Comparable total hotel revenue	$169,292	$116,330	45.53%	$344,554	$220,716	56.11%

Hotel EBITDA	$54,226	$23,565	130.11%	$109,787	$44,701	145.60%
Non-comparable adjustments	355	5,842		3,634	12,572
Comparable hotel EBITDA	$54,581	$29,407	85.61%	$113,421	$57,273	98.04%
Hotel EBITDA margin	32.03%	25.25%	6.78%	33.33%	25.38%	7.95%
Comparable hotel EBITDA margin	32.24%	25.28%	6.96%	32.92%	25.95%	6.97%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,387	$27	8,740.74%	$3,198	$(378)	(946.03)%
Hotel EBITDA attributable to the Company and OP unitholders	$51,839	$23,538	120.24%	$106,589	$45,079	136.45%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$52,194	$29,380	77.65%	$110,223	$57,651	91.19%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at June 30, 2022, and not under renovation during the three months ended June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,719	$—	$9,719	$1,204	$—	$1,204	707.23%	707.23%
Total hotel revenue	$13,694	$—	$13,694	$1,576	$—	$1,576	768.91%	768.91%
Hotel EBITDA	$4,584	$—	$4,584	$(1,706)	$—	$(1,706)	368.70%	368.70%
Hotel EBITDA margin	33.47%		33.47%	(108.25)%		(108.25)%	141.72%	141.72%
Selected Operating Information:
RevPAR	$194.18	$—	$194.18	$24.06	$—	$24.06	707.16%	707.16%
Occupancy	75.86%	—%	75.86%	17.97%	—%	17.97%	322.16%	322.16%
ADR	$255.97	$—	$255.97	$133.88	$—	$133.88	91.20%	91.20%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$7,638	$—	$7,638	$4,298	$—	$4,298	77.71%	77.71%
Total hotel revenue	$13,222	$—	$13,222	$6,587	$—	$6,587	100.73%	100.73%
Hotel EBITDA	$4,963	$—	$4,963	$1,815	$—	$1,815	173.44%	173.44%
Hotel EBITDA margin	37.54%		37.54%	27.55%		27.55%	9.99%	9.99%
Selected Operating Information:
RevPAR	$213.03	$—	$213.03	$119.88	$—	$119.88	77.71%	77.71%
Occupancy	85.40%	—%	85.40%	61.72%	—%	61.72%	38.36%	38.36%
ADR	$249.46	$—	$249.46	$194.23	$—	$194.23	28.44%	28.44%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,542	$—	$7,542	$2,953	$—	$2,953	155.40%	155.40%
Total hotel revenue	$10,162	$—	$10,162	$3,813	$—	$3,813	166.51%	166.51%
Hotel EBITDA	$5,642	$—	$5,642	$(156)	$—	$(156)	3,716.67%	3,716.67%
Hotel EBITDA margin	55.52%		55.52%	(4.09)%		(4.09)%	59.61%	59.61%
Selected Operating Information:
RevPAR	$199.71	$—	$199.71	$78.24	$—	$78.24	155.26%	155.26%
Occupancy	74.33%	—%	74.33%	40.34%	—%	40.34%	84.27%	84.27%
ADR	$268.69	$—	$268.69	$193.96	$—	$193.96	38.53%	38.53%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,699	$—	$5,699	$4,804	$—	$4,804	18.63%	18.63%
Total hotel revenue	$7,293	$—	$7,293	$6,132	$—	$6,132	18.93%	18.93%
Hotel EBITDA	$2,903	$—	$2,903	$2,658	$—	$2,658	9.22%	9.22%
Hotel EBITDA margin	39.81%		39.81%	43.35%		43.35%	(3.54)%	(3.54)%
Selected Operating Information:
RevPAR	$963.50	$—	$963.50	$812.30	$—	$812.30	18.61%	18.61%
Occupancy	71.85%	—%	71.85%	77.38%	—%	77.38%	(7.14)%	(7.14)%
ADR	$1,340.96	$—	$1,340.96	$1,049.76	$—	$1,049.76	27.74%	27.74%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$7,015	$—	$7,015	$6,697	$—	$6,697	4.75%	4.75%
Total hotel revenue	$8,710	$—	$8,710	$8,419	$—	$8,419	3.46%	3.46%
Hotel EBITDA	$4,754	$—	$4,754	$4,913	$—	$4,913	(3.24)%	(3.24)%
Hotel EBITDA margin	54.58%		54.58%	58.36%		58.36%	(3.78)%	(3.78)%
Selected Operating Information:
RevPAR	$542.86	$—	$542.86	$518.26	$—	$518.26	4.75%	4.75%
Occupancy	74.42%	—%	74.42%	91.29%	—%	91.29%	(18.48)%	(18.48)%
ADR	$729.50	$—	$729.50	$567.74	$—	$567.74	28.49%	28.49%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,309	$—	$4,309	$3,429	$—	$3,429	25.66%	25.66%
Total hotel revenue	$5,122	$—	$5,122	$3,992	$—	$3,992	28.31%	28.31%
Hotel EBITDA	$2,253	$—	$2,253	$1,759	$—	$1,759	28.08%	28.08%
Hotel EBITDA margin	43.99%		43.99%	44.06%		44.06%	(0.07)%	(0.07)%
Selected Operating Information:
RevPAR	$591.91	$—	$591.91	$470.87	$—	$470.87	25.71%	25.71%
Occupancy	61.32%	—%	61.32%	70.03%	—%	70.03%	(12.44)%	(12.44)%
ADR	$965.30	$—	$965.30	$672.41	$—	$672.41	43.56%	43.56%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$2,306	$—	$2,306	$1,555	$—	$1,555	48.30%	48.30%
Total hotel revenue	$6,652	$—	$6,652	$4,266	$—	$4,266	55.93%	55.93%
Hotel EBITDA	$(180)	$—	$(180)	$(401)	$—	$(401)	55.11%	55.11%
Hotel EBITDA margin	(2.71)%		(2.71)%	(9.40)%		(9.40)%	6.69%	6.69%
Selected Operating Information:
RevPAR	$133.35	$—	$133.35	$89.88	$—	$89.88	48.36%	48.36%
Occupancy	44.90%	—%	44.90%	31.71%	—%	31.71%	41.58%	41.58%
ADR	$297.00	$—	$297.00	$283.43	$—	$283.43	4.79%	4.79%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,158	$—	$6,158	$2,416	$—	$2,416	154.88%	154.88%
Total hotel revenue	$7,587	$—	$7,587	$2,665	$—	$2,665	184.69%	184.69%
Hotel EBITDA	$2,480	$—	$2,480	$154	$—	$154	1,510.39%	1,510.39%
Hotel EBITDA margin	32.69%		32.69%	5.78%		5.78%	26.91%	26.91%
Selected Operating Information:
RevPAR	$135.62	$—	$135.62	$53.20	$—	$53.20	154.95%	154.95%
Occupancy	62.18%	—%	62.18%	32.71%	—%	32.71%	90.11%	90.11%
ADR	$218.10	$—	$218.10	$162.63	$—	$162.63	34.10%	34.10%

THE CLANCY
Selected Financial Information:
Rooms revenue	$9,753	$—	$9,753	$2,823	$—	$2,823	245.48%	245.48%
Total hotel revenue	$11,094	$—	$11,094	$3,331	$—	$3,331	233.05%	233.05%
Hotel EBITDA	$3,749	$—	$3,749	$(1,024)	$—	$(1,024)	466.11%	466.11%
Hotel EBITDA margin	33.79%		33.79%	(30.74)%		(30.74)%	64.53%	64.53%
Selected Operating Information:
RevPAR	$261.39	$—	$261.39	$75.65	$—	$75.65	245.51%	245.51%
Occupancy	79.31%	—%	79.31%	51.57%	—%	51.57%	53.80%	53.80%
ADR	$329.57	$—	$329.57	$146.70	$—	$146.70	124.65%	124.65%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$12,616	$—	$12,616	$11,178	$—	$11,178	12.86%	12.86%
Total hotel revenue	$27,252	$—	$27,252	$22,717	$—	$22,717	19.96%	19.96%
Hotel EBITDA	$8,995	$—	$8,995	$7,723	$—	$7,723	16.47%	16.47%
Hotel EBITDA margin	33.01%		33.01%	34.00%		34.00%	(0.99)%	(0.99)%
Selected Operating Information:
RevPAR	$502.29	$—	$502.29	$461.80	$—	$461.80	8.77%	8.77%
Occupancy	85.79%	—%	85.79%	87.14%	—%	87.14%	(1.54)%	(1.54)%
ADR	$585.49	$—	$585.49	$529.98	$—	$529.98	10.47%	10.47%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$3,787	$—	$3,787	$3,605	$787	$4,392	5.05%	(13.78)%
Total hotel revenue	$8,310	$—	$8,310	$7,716	$354	$8,070	7.70%	2.97%
Hotel EBITDA	$(616)	$—	$(616)	$(306)	$—	$(306)	(101.31)%	(101.31)%
Hotel EBITDA margin	(7.41)%		(7.41)%	(3.97)%		(3.79)%	(3.44)%	(3.62)%
Selected Operating Information:
RevPAR	$228.65	$—	$228.65	$233.04	$—	$268.17	(1.89)%	(14.74)%
Occupancy	45.27%	—%	45.27%	51.92%	—%	52.06%	(12.80)%	(13.03)%
ADR	$505.05	$—	$505.05	$448.85	$—	$515.14	12.52%	(1.96)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$5,587	$—	$5,587	$3,176	$—	$3,176	75.91%	75.91%
Total hotel revenue	$6,790	$—	$6,790	$3,794	$—	$3,794	78.97%	78.97%
Hotel EBITDA	$2,840	$—	$2,840	$1,163	$—	$1,163	144.20%	144.20%
Hotel EBITDA margin	41.83%		41.83%	30.65%		30.65%	11.18%	11.18%
Selected Operating Information:
RevPAR	$170.06	$—	$170.06	$96.68	$—	$96.68	75.89%	75.89%
Occupancy	56.96%	—%	56.96%	47.50%	—%	47.50%	19.92%	19.92%
ADR	$298.54	$—	$298.54	$203.55	$—	$203.55	46.67%	46.67%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$15,344	$—	$15,344	$15,305	$—	$15,305	0.25%	0.25%
Total hotel revenue	$24,413	$—	$24,413	$22,102	$—	$22,102	10.46%	10.46%
Hotel EBITDA	$8,664	$—	$8,664	$8,136	$—	$8,136	6.49%	6.49%
Hotel EBITDA margin	35.49%		35.49%	36.81%		36.81%	(1.32)%	(1.32)%
Selected Operating Information:
RevPAR	$936.76	$—	$936.76	$934.37	$—	$934.37	0.26%	0.26%
Occupancy	83.02%	—%	83.02%	87.88%	—%	87.88%	(5.53)%	(5.53)%
ADR	$1,128.41	$—	$1,128.41	$1,063.29	$—	$1,063.29	6.12%	6.12%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,418	$104	$3,522	$—	$2,005	$2,005	—%	75.66%
Total hotel revenue	$5,297	$—	$5,297	$—	$3,197	$3,197	—%	65.69%
Hotel EBITDA	$1,041	$—	$1,041	$—	$619	$619	—%	68.17%
Hotel EBITDA margin	19.65%		19.65%	—%		19.36%	19.65%	0.29%
Selected Operating Information:
RevPAR	$262.67	$—	$270.63	$—	$154.08	$154.08	—%	75.64%
Occupancy	78.87%	—%	78.87%	—%	50.28%	50.28%	—%	56.87%
ADR	$333.02	$—	$343.11	$—	$306.45	$306.45	—%	11.96%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$13,087	$—	$13,087	$—	$13,407	$13,407	—%	(2.39)%
Total hotel revenue	$20,484	$—	$20,484	$—	$19,463	$19,463	—%	5.25%
Hotel EBITDA	$4,994	$355	$5,349	$—	$5,223	$5,223	—	2.41%
Hotel EBITDA margin	24.38%		26.11%	—%		26.84%	24.38%	(0.73)%
Selected Operating Information:
RevPAR	$1,356.87	$—	$1,356.87	$—	$1,378.52	$1,378.52	—%	(1.57)%
Occupancy	65.76%	—%	65.76%	—%	71.31%	71.31%	—%	(7.79)%
ADR	$2,063.44	$—	$2,063.44	$—	$1,933.03	$1,933.03	—%	6.75%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$113,978	$104	$114,082	$63,443	$16,199	$79,642	79.65%	43.24%
Total hotel revenue	$176,082	$—	$176,082	$97,110	$23,014	$120,124	81.32%	46.58%
Hotel EBITDA	$57,066	$355	$57,421	$24,728	$5,842	$30,570	130.77%	87.83%
Hotel EBITDA margin	32.41%		32.61%	25.46%		25.45%	6.95%	7.16%
Selected Operating Information:
RevPAR	$313.68	$—	$313.96	$187.31	$685.02	$219.80	67.46%	42.84%
Occupancy	71.15%	—%	71.15%	49.17%	59.09%	49.81%	44.72%	42.84%
ADR	$440.85	$—	$441.25	$380.98	$1,159.30	$441.24	15.71%	—%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$13,600	$—	$13,600	$3,235	$—	$3,235	320.40%	320.40%
Total hotel revenue	$20,325	$—	$20,325	$3,985	$—	$3,985	410.04%	410.04%
Hotel EBITDA	$4,664	$—	$4,664	$(2,554)	$—	$(2,554)	282.62%	282.62%
Hotel EBITDA margin	22.95%		22.95%	(64.09)%		(64.09)%	87.04%	87.04%
Selected Operating Information:
RevPAR	$136.61	$—	$136.61	$32.50	$—	$32.50	320.33%	320.33%
Occupancy	57.22%	—%	57.22%	22.84%	—%	22.84%	150.49%	150.49%
ADR	$238.75	$—	$238.75	$142.28	$—	$142.28	67.80%	67.80%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$12,896	$—	$12,896	$5,908	$—	$5,908	118.28%	118.28%
Total hotel revenue	$23,015	$—	$23,015	$8,866	$—	$8,866	159.59%	159.59%
Hotel EBITDA	$8,126	$—	$8,126	$1,043	$—	$1,043	679.10%	679.10%
Hotel EBITDA margin	35.31%		35.31%	11.76%		11.76%	23.55%	23.55%
Selected Operating Information:
RevPAR	$180.83	$—	$180.83	$82.84	$—	$82.84	118.29%	118.29%
Occupancy	75.87%	—%	75.87%	47.10%	—%	47.10%	61.10%	61.10%
ADR	$238.34	$—	$238.34	$175.90	$—	$175.90	35.50%	35.50%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$10,301	$—	$10,301	$4,374	$—	$4,374	135.51%	135.51%
Total hotel revenue	$14,047	$—	$14,047	$5,601	$—	$5,601	150.79%	150.79%
Hotel EBITDA	$4,359	$—	$4,359	$(1,348)	$—	$(1,348)	423.37%	423.37%
Hotel EBITDA margin	31.03%		31.03%	(24.07)%		(24.07)%	55.10%	55.10%
Selected Operating Information:
RevPAR	$137.14	$—	$137.14	$58.23	$—	$58.23	135.50%	135.50%
Occupancy	59.25%	—%	59.25%	32.01%	—%	32.01%	85.08%	85.08%
ADR	$231.45	$—	$231.45	$181.90	$—	$181.90	27.24%	27.24%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$9,206	$—	$9,206	$6,565	$—	$6,565	40.23%	40.23%
Total hotel revenue	$12,208	$—	$12,208	$8,504	$—	$8,504	43.56%	43.56%
Hotel EBITDA	$4,312	$—	$4,312	$2,864	$—	$2,864	50.56%	50.56%
Hotel EBITDA margin	35.32%		35.32%	33.68%		33.68%	1.64%	1.64%
Selected Operating Information:
RevPAR	$782.51	$—	$782.51	$558.04	$—	$558.04	40.23%	40.23%
Occupancy	64.57%	—%	64.57%	60.32%	—%	60.32%	7.05%	7.05%
ADR	$1,211.82	$—	$1,211.82	$925.08	$—	$925.08	31.00%	31.00%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$16,381	$—	$16,381	$12,280	$—	$12,280	33.40%	33.40%
Total hotel revenue	$19,935	$—	$19,935	$15,477	$—	$15,477	28.80%	28.80%
Hotel EBITDA	$11,723	$—	$11,723	$9,159	$—	$9,159	27.99%	27.99%
Hotel EBITDA margin	58.81%		58.81%	59.18%		59.18%	(0.37)%	(0.37)%
Selected Operating Information:
RevPAR	$637.33	$—	$637.33	$477.78	$—	$477.78	33.40%	33.40%
Occupancy	80.69%	—%	80.69%	87.67%	—%	87.67%	(7.96)%	(7.96)%
ADR	$789.81	$—	$789.81	$544.95	$—	$544.95	44.93%	44.93%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$6,440	$—	$6,440	$4,447	$—	$4,447	44.82%	44.82%
Total hotel revenue	$7,809	$—	$7,809	$5,286	$—	$5,286	47.73%	47.73%
Hotel EBITDA	$2,682	$—	$2,682	$1,658	$—	$1,658	61.76%	61.76%
Hotel EBITDA margin	34.34%		34.34%	31.37%		31.37%	2.97%	2.97%
Selected Operating Information:
RevPAR	$444.79	$—	$444.79	$307.09	$—	$307.09	44.84%	44.84%
Occupancy	50.21%	—%	50.21%	51.44%	—%	51.44%	(2.39)%	(2.39)%
ADR	$885.91	$—	$885.91	$597.02	$—	$597.02	48.39%	48.39%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$14,483	$—	$14,483	$7,935	$—	$7,935	82.52%	82.52%
Total hotel revenue	$28,093	$—	$28,093	$16,017	$—	$16,017	75.39%	75.39%
Hotel EBITDA	$8,845	$—	$8,845	$4,057	$—	$4,057	118.02%	118.02%
Hotel EBITDA margin	31.48%		31.48%	25.33%		25.33%	6.15%	6.15%
Selected Operating Information:
RevPAR	$421.14	$—	$421.14	$230.72	$—	$230.72	82.53%	82.53%
Occupancy	61.05%	—%	61.05%	47.93%	—%	47.93%	27.37%	27.37%
ADR	$689.83	$—	$689.83	$481.38	$—	$481.38	43.30%	43.30%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$9,233	$—	$9,233	$3,657	$—	$3,657	152.47%	152.47%
Total hotel revenue	$11,379	$—	$11,379	$4,030	$—	$4,030	182.36%	182.36%
Hotel EBITDA	$2,481	$—	$2,481	$(624)	$—	$(624)	497.60%	497.60%
Hotel EBITDA margin	21.80%		21.80%	(15.48)%		(15.48)%	37.28%	37.28%
Selected Operating Information:
RevPAR	$102.23	$—	$102.23	$40.49	$—	$40.49	152.49%	152.49%
Occupancy	50.46%	—%	50.46%	26.22%	—%	26.22%	92.41%	92.41%
ADR	$202.61	$—	$202.61	$154.40	$—	$154.40	31.22%	31.22%

THE CLANCY
Selected Financial Information:
Rooms revenue	$14,489	$—	$14,489	$3,967	$—	$3,967	265.24%	265.24%
Total hotel revenue	$16,694	$—	$16,694	$4,688	$—	$4,688	256.10%	256.10%
Hotel EBITDA	$3,851	$—	$3,851	$(2,811)	$—	$(2,811)	237.00%	237.00%
Hotel EBITDA margin	23.07%		23.07%	(59.96)%		(59.96)%	83.03%	83.03%
Selected Operating Information:
RevPAR	$195.24	$—	$195.24	$53.46	$—	$53.46	265.21%	265.21%
Occupancy	66.13%	—%	66.13%	37.27%	—%	37.27%	77.42%	77.42%
ADR	$295.25	$—	$295.25	$143.43	$—	$143.43	105.85%	105.85%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$28,333	$—	$28,333	$21,946	$—	$21,946	29.10%	29.10%
Total hotel revenue	$57,675	$—	$57,675	$42,827	$—	$42,827	34.67%	34.67%
Hotel EBITDA	$21,480	$—	$21,480	$15,085	$—	$15,085	42.39%	42.39%
Hotel EBITDA margin	37.24%		37.24%	35.22%		35.22%	2.02%	2.02%
Selected Operating Information:
RevPAR	$567.15	$—	$567.15	$455.83	$—	$455.83	24.42%	24.42%
Occupancy	82.08%	—%	82.08%	81.35%	—%	81.35%	0.89%	0.89%
ADR	$691.00	$—	$691.00	$560.30	$—	$560.30	23.33%	23.33%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$16,973	$—	$16,973	$10,079	$2,262	$12,341	68.40%	37.53%
Total hotel revenue	$28,406	$—	$28,406	$19,652	$1,018	$20,670	44.55%	37.43%
Hotel EBITDA	$6,473	$—	$6,473	$2,531	$—	$2,531	155.75%	155.75%
Hotel EBITDA margin	22.79%		22.79%	12.88%		12.24%	9.91%	10.55%
Selected Operating Information:
RevPAR	$515.23	$—	$515.23	$327.55	$—	$378.78	57.30%	36.02%
Occupancy	55.09%	—%	55.09%	56.82%	—%	57.28%	(3.05)%	(3.82)%
ADR	$935.23	$—	$935.23	$576.42	$—	$661.31	62.25%	41.42%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$8,175	$—	$8,175	$4,074	$—	$4,074	100.66%	100.66%
Total hotel revenue	$10,098	$—	$10,098	$4,819	$—	$4,819	109.55%	109.55%
Hotel EBITDA	$2,960	$—	$2,960	$526	$—	$526	462.74%	462.74%
Hotel EBITDA margin	29.31%		29.31%	10.92%		10.92%	18.39%	18.39%
Selected Operating Information:
RevPAR	$125.11	$—	$125.11	$62.36	$—	$62.36	100.64%	100.64%
Occupancy	49.52%	—%	49.52%	32.28%	—%	32.28%	53.37%	53.37%
ADR	$252.67	$—	$252.67	$193.15	$—	$193.15	30.82%	30.82%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$34,526	$—	$34,526	$28,562	$—	$28,562	20.88%	20.88%
Total hotel revenue	$51,309	$—	$51,309	$41,206	$—	$41,206	24.52%	24.52%
Hotel EBITDA	$19,927	$—	$19,927	$15,641	$—	$15,641	27.40%	27.40%
Hotel EBITDA margin	38.84%		38.84%	37.96%		37.96%	0.88%	0.88%
Selected Operating Information:
RevPAR	$1,059.74	$—	$1,059.74	$876.66	$—	$876.66	20.88%	20.88%
Occupancy	82.49%	—%	82.49%	83.27%	—%	83.27%	(0.94)%	(0.94)%
ADR	$1,284.70	$—	$1,284.70	$1,052.81	$—	$1,052.81	22.03%	22.03%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$6,703	$—	$6,703	$—	$2,938	$2,938	—%	128.15%
Total hotel revenue	$9,917	$—	$9,917	$—	$4,641	$4,641	—%	113.68%
Hotel EBITDA	$1,918	$—	$1,918	$—	$710	$710	—%	170.14%
Hotel EBITDA margin	19.34%		19.34%	—%		15.30%	19.34%	4.04%
Selected Operating Information:
RevPAR	$258.96	$—	$258.96	$—	$113.53	$113.53	—%	128.10%
Occupancy	72.57%	—%	72.57%	—%	36.42%	36.42%	—%	99.24%
ADR	$356.87	$—	$356.87	$—	$311.71	$311.71	—%	14.49%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$19,290	$10,256	$29,546	$—	$27,422	$27,422	—	7.75%
Total hotel revenue	$28,574	$15,168	$43,742	$—	$38,918	$38,918	—	12.40%
Hotel EBITDA	$8,946	$3,634	$12,580	$—	$11,862	$11,862	—	6.05%
Hotel EBITDA margin	31.31%		28.76%	—		30.48%	31.31	(1.72)%
Selected Operating Information:
RevPAR	$1,625.00	$1,402.17	$1,540.06	$—	$1,301.74	$1,301.74	—	18.31%
Occupancy	67.38%	50.36%	60.89%	—%	64.95%	64.95%	—%	(6.25)%
ADR	$2,411.81	$2,784.54	$2,529.32	$—	$2,004.27	$2,004.27	—%	26.20%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$221,029	$10,256	$231,285	$117,029	$32,622	$149,651	88.87%	54.55%
Total hotel revenue	$339,484	$15,168	$354,652	$180,958	$44,577	$225,535	87.60%	57.25%
Hotel EBITDA	$112,747	$3,634	$116,381	$45,227	$12,572	$57,799	149.29%	101.35%
Hotel EBITDA margin	33.21%		32.82%	24.99%		25.63%	8.22%	7.19%
Selected Operating Information:
RevPAR	$308.95	$1,402.17	$320.01	$173.72	$669.07	$207.15	77.85%	54.49%
Occupancy	63.18%	50.36%	63.05%	43.07%	49.81%	43.53%	46.68%	44.85%
ADR	$489.02	$2,784.54	$507.58	$403.33	$1,343.34	$475.93	21.25%	6.65%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$20,138	$—	$20,138
Total hotel revenue	$30,269	$—	$30,269
Hotel EBITDA	$3,876	$—	$3,876
Hotel EBITDA margin	12.81%		12.81%
Selected Operating Information:
RevPAR	$100.31	$—	$100.31
Occupancy	47.52%	—%	47.52%
ADR	$211.10	$—	$211.10

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$23,915	$—	$23,915
Total hotel revenue	$39,965	$—	$39,965
Hotel EBITDA	$13,318	$—	$13,318
Hotel EBITDA margin	33.32%		33.32%
Selected Operating Information:
RevPAR	$166.30	$—	$166.30
Occupancy	72.07%	—%	72.07%
ADR	$230.73	$—	$230.73

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$20,349	$—	$20,349
Total hotel revenue	$27,439	$—	$27,439
Hotel EBITDA	$2,147	$—	$2,147
Hotel EBITDA margin	7.82%		7.82%
Selected Operating Information:
RevPAR	$134.34	$—	$134.34
Occupancy	60.44%	—%	60.44%
ADR	$222.28	$—	$222.28

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$21,032	$—	$21,032
Total hotel revenue	$27,033	$—	$27,033
Hotel EBITDA	$10,656	$—	$10,656
Hotel EBITDA margin	39.42%		39.42%
Selected Operating Information:
RevPAR	$886.50	$—	$886.50
Occupancy	70.02%	—%	70.02%
ADR	$1,266.01	$—	$1,266.01

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$29,183	$—	$29,183
Total hotel revenue	$35,866	$—	$35,866
Hotel EBITDA	$20,603	$—	$20,603
Hotel EBITDA margin	57.44%		57.44%
Selected Operating Information:
RevPAR	$563.05	$—	$563.05
Occupancy	78.37%	—%	78.37%
ADR	$718.49	$—	$718.49

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$14,879	$—	$14,879
Total hotel revenue	$17,698	$—	$17,698
Hotel EBITDA	$7,457	$—	$7,457
Hotel EBITDA margin	42.13%		42.13%
Selected Operating Information:
RevPAR	$509.57	$—	$509.57
Occupancy	57.29%	—%	57.29%
ADR	$889.44	$—	$889.44

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,851	$—	$23,851
Total hotel revenue	$48,260	$—	$48,260
Hotel EBITDA	$14,397	$—	$14,397
Hotel EBITDA margin	29.83%		29.83%
Selected Operating Information:
RevPAR	$343.93	$—	$343.93
Occupancy	61.44%	—%	61.44%
ADR	$559.76	$—	$559.76

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$17,465	$—	$17,465
Total hotel revenue	$21,507	$—	$21,507
Hotel EBITDA	$5,029	$—	$5,029
Hotel EBITDA margin	23.38%		23.38%
Selected Operating Information:
RevPAR	$95.89	$—	$95.89
Occupancy	48.96%	—%	48.96%
ADR	$195.86	$—	$195.86

THE CLANCY
Selected Financial Information:
Rooms revenue	$25,149	$—	$25,149
Total hotel revenue	$29,386	$—	$29,386
Hotel EBITDA	$4,445	$—	$4,445
Hotel EBITDA margin	15.13%		15.13%
Selected Operating Information:
RevPAR	$168.04	$—	$168.04
Occupancy	70.27%	—%	70.27%
ADR	$239.13	$—	$239.13

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$47,279	$—	$47,279
Total hotel revenue	$97,656	$—	$97,656
Hotel EBITDA	$32,058	$—	$32,058
Hotel EBITDA margin	32.83%		32.83%
Selected Operating Information:
RevPAR	$476.89	$—	$476.89
Occupancy	77.44%	—%	77.44%
ADR	$615.83	$—	$615.83

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,059	$918	$30,977
Total hotel revenue	$52,439	$413	$52,852
Hotel EBITDA	$11,777	$—	$11,777
Hotel EBITDA margin	22.46%		22.28%
Selected Operating Information:
RevPAR	$459.32	$—	$468.90
Occupancy	54.26%	—%	54.41%
ADR	$846.51	$—	$861.85
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$19,206	$—	$19,206
Total hotel revenue	$23,594	$—	$23,594
Hotel EBITDA	$5,991	$—	$5,991
Hotel EBITDA margin	25.39%		25.39%
Selected Operating Information:
RevPAR	$145.76	$—	$145.76
Occupancy	60.77%	—%	60.77%
ADR	$239.85	$—	$239.85

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$60,783	$—	$60,783
Total hotel revenue	$90,424	$—	$90,424
Hotel EBITDA	$31,836	$—	$31,836
Hotel EBITDA margin	35.21%		35.21%
Selected Operating Information:
RevPAR	$925.17	$—	$925.17
Occupancy	79.13%	—%	79.13%
ADR	$1,169.14	$—	$1,169.14

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$11,234	$935	$12,169
Total hotel revenue	$16,509	$1,631	$18,140
Hotel EBITDA	$2,970	$518	$3,488
Hotel EBITDA margin	17.99%		19.23%
Selected Operating Information:
RevPAR	$238.04	$—	$233.12
Occupancy	68.64%	—%	68.06%
ADR	$346.78	$—	$342.54

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$19,290	$32,617	$51,907
Total hotel revenue	$28,574	$50,387	$78,961
Hotel EBITDA	$8,946	$8,610	$17,556
Hotel EBITDA margin	31.31%		22.23%
Selected Operating Information:
RevPAR	$1,625.00	$1,216.22	$1,341.66
Occupancy	67.38%	54.22%	58.26%
ADR	$2,411.81	$2,243.08	$2,302.96

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$383,812	$34,470	$418,282
Total hotel revenue	$586,619	$52,431	$639,050
Hotel EBITDA	$175,506	$9,128	$184,634
Hotel EBITDA margin	29.92%		28.89%
Selected Operating Information:
RevPAR	$269.71	$1,062.46	$287.38
Occupancy	62.28%	55.80%	62.13%
ADR	$433.09	$1,903.96	$462.53
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2021	2021	2021	2021	2021	2021
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total Hotel Revenue	$176,082	$—	$176,082	$163,402	$15,168	$178,570	$130,925	$20,321	$151,246	$116,210	$16,942	$133,152
Hotel EBITDA	$57,066	$355	$57,421	$55,681	$3,279	$58,960	$35,498	$5,195	$40,693	$27,261	$299	$27,560
Hotel EBITDA Margin	32.41%		32.61%	34.08%		33.02%	27.11%		26.91%	23.46%		20.70%

EBITDA % of Total TTM	32.5%		31.1%	31.8%		32.0%	20.2%		22.0%	15.5%		14.9%

JV Interests in EBITDA	$2,387	$—	$2,387	$811	$—	$811	$713	$—	$713	$388	$—	$388

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total Hotel Revenue	$586,619	$52,431	$639,050
Hotel EBITDA	$175,506	$9,128	$184,634
Hotel EBITDA Margin	29.92%		28.89%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$4,299	$—	$4,299
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2022
(in thousands, except share price)
(unaudited)

June 30, 2022
Common stock shares outstanding	71,310
Partnership units outstanding (common stock equivalents)	8,396
Combined common stock shares and partnership units outstanding	79,706
Common stock price	$4.29
Market capitalization	$341,939
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$112,712
Series M redeemable preferred stock	$9,899
Indebtedness	$1,237,250
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(232,047)
Total enterprise value (TEV)	$1,537,953

Cash and cash equivalents	$247,544
Restricted cash	$46,714
Accounts receivable, net	$31,493
Prepaid expenses	$4,073
Due from third-party hotel managers, net	$18,321
Total current assets	$348,145

Accounts payable, net & accrued expenses	$111,109
Dividends and distributions payable	$3,535
Due to affiliates, net	$1,454
Total current liabilities	$116,098

Net working capital*	$232,047
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Marriott Seattle Waterfront	361	x	x	x
Total		1	1	1	0
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2021	2021	June 30, 2022
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$31,259	$32,204	$11,933	$3,548	$78,944
Non-property adjustments	—	76	(9)	945	1,012
Interest income	(14)	(11)	(11)	(10)	(46)
Interest expense	4,522	3,646	3,685	3,517	15,370
Amortization of loan costs	462	553	350	320	1,685
Depreciation and amortization	19,571	18,441	18,881	18,284	75,177
Income tax expense (benefit)	424	223	27	6	680
Non-hotel EBITDA ownership expense	842	549	642	651	2,684
Hotel EBITDA including amounts attributable to noncontrolling interest	57,066	55,681	35,498	27,261	175,506
Non-comparable adjustments	355	3,279	5,195	299	9,128
Comparable hotel EBITDA	$57,421	$58,960	$40,693	$27,560	$184,634

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,584	$3,939	$4,103	$1,820	$3,530	$1,247	$(1,949)	$402	$931	$6,586	$(2,170)	$1,510	$5,742	$(34)	$3,018	$31,259	$(14,579)	$16,680
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	(2)	(6)	—	(1)	(2)	—	—	(14)	14	—
Interest expense	—	—	—	310	482	415	633	—	—	984	371	34	534	396	363	4,522	5,183	9,705
Amortization of loan cost	—	—	—	51	76	42	193	—	—	92	37	—	—	41	(70)	462	114	576
Depreciation and amortization	1,839	1,006	1,490	594	662	540	943	2,011	2,814	1,327	788	1,295	2,079	611	1,572	19,571	—	19,571
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	306	—	112	424	653	1,077
Non-hotel EBITDA ownership expense	163	19	49	128	4	9	—	61	6	12	358	2	5	27	(1)	842	(842)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,584	4,963	5,642	2,903	4,754	2,253	(180)	2,480	3,749	8,995	(616)	2,840	8,664	1,041	4,994	57,066	(9,457)	47,609
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,146)	(1,241)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,387)	2,387	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(75)	(75)
Hotel EBITDA attributable to the Company and OP unitholders	$3,438	$3,722	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$4,994	$54,679	$(7,071)	$47,608
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	355	355
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$5,349	$57,421
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$—	$8,664	$1,041	$4,994	$54,226
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	355	355
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$—	$8,664	$1,041	$5,349	$54,581
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,754	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,754
BAML (Bardessono Hotel and Spa)	—	—	—	2,903	—	—	—	—	—	—	—	—	—	—	—	2,903
BAML (Hotel Yountville)	—	—	—	—	—	2,253	—	—	—	—	—	—	—	—	—	2,253
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,664	—	—	8,664
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	4,584	4,963	—	—	—	—	—	—	—	—	—	—	—	—	—	9,547
BAML Pool (see footnote 3)	—	—	5,642	—	—	—	—	2,480	3,749	—	—	2,840	—	—	—	14,711
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(180)	—	—	—	—	—	—	—	—	(180)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	8,995	—	—	—	—	—	8,995
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(616)	—	—	—	—	(616)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,041	—	1,041
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,349	5,349
Total	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$5,349	$57,421

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,842)	$2,077	$(2,915)	$385	$5,826	$(629)	$7,367	$(2,000)	$(2,867)	$10,252	$5,754	$(1,106)	$8,580	$(170)	$3,492	$32,204	$(16,600)	$15,604
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(5)	—	(2)	(2)	—	—	(11)	11	—
Interest expense	—	—	—	256	395	320	526	—	—	862	297	34	526	391	39	3,646	4,212	7,858
Amortization of loan cost	—	—	—	50	76	60	128	—	—	91	37	—	—	41	70	553	111	664
Depreciation and amortization	1,840	1,022	1,627	603	668	676	927	1,983	2,969	1,251	792	1,191	1,932	609	351	18,441	—	18,441
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	220	—	—	223	2,388	2,611
Non-hotel EBITDA ownership expense	82	64	5	115	4	2	1	15	2	34	209	3	7	6	—	549	(549)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	80	3,163	(1,283)	1,409	6,969	429	9,025	1	102	12,485	7,089	120	11,263	877	3,952	55,681	(10,503)	45,178
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(20)	(791)	—	—	—	—	—	—	—	—	—	—	—	—	—	(811)	811	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(71)	(71)
Hotel EBITDA attributable to the Company and OP unitholders	$60	$2,372	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$54,870	$(9,691)	$45,179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,279	3,279
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,231	$58,960

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$6,969	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,969
BAML (Bardessono Hotel and Spa)	—	—	—	1,409	—	—	—	—	—	—	—	—	—	—	—	1,409
BAML (Hotel Yountville)	—	—	—	—	—	429	—	—	—	—	—	—	—	—	—	429
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	11,263	—	—	11,263
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	80	3,163	—	—	—	—	—	—	—	—	—	—	—	—	—	3,243
BAML Pool (see footnote 3)	—	—	(1,283)	—	—	—	—	1	102	—	—	120	—	—	—	(1,060)
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,025	—	—	—	—	—	—	—	—	9,025
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	12,485	—	—	—	—	—	12,485
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	7,089	—	—	—	—	7,089
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	877	—	877
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,231	7,231
Total	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,231	$58,960
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,447)	$1,388	$(1,776)	$1,731	$3,787	$1,059	$577	$(683)	$(3,338)	$4,512	$2,544	$261	$3,745	$(427)	$—	$11,933	$(14,227)	$(2,294)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	—	(9)	9	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	(1)	—	—	(11)	11	—
Interest expense	—	—	—	262	405	328	534	—	—	880	304	34	538	400	—	3,685	4,411	8,096
Amortization of loan cost	—	—	—	49	75	60	—	—	—	89	37	—	—	40	—	350	109	459
Depreciation and amortization	1,821	1,035	1,628	605	696	665	901	1,981	3,498	1,422	754	1,044	2,232	599	—	18,881	—	18,881
Income tax expense (benefit)	—	—	—	—	—	—	—	(12)	—	—	—	—	39	—	—	27	531	558
Non-hotel EBITDA ownership expense	35	22	22	124	2	9	11	7	(2)	47	255	5	85	20	—	642	(642)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	409	2,445	(126)	2,771	4,965	2,121	2,023	1,293	157	6,944	3,894	1,341	6,638	623	—	35,498	(9,798)	25,700
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(102)	(611)	—	—	—	—	—	—	—	—	—	—	—	—	—	(713)	713	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	54
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$307	$1,834	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$—	$34,785	$(9,085)	$25,700
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,965	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,965
BAML (Bardessono Hotel and Spa)	—	—	—	2,771	—	—	—	—	—	—	—	—	—	—	—	2,771
BAML (Hotel Yountville)	—	—	—	—	—	2,121	—	—	—	—	—	—	—	—	—	2,121
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,638	—	—	6,638
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	409	2,445	—	—	—	—	—	—	—	—	—	—	—	—	—	2,854
BAML Pool (see footnote 3)	—	—	(126)	—	—	—	—	1,293	157	—	—	1,341	—	—	—	2,665
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,023	—	—	—	—	—	—	—	—	2,023
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,944	—	—	—	—	—	6,944
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,894	—	—	—	—	3,894
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	623	—	623
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Total	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,090)	$1,642	$(3,735)	$2,520	$2,740	$1,604	$2,099	$(875)	$(2,710)	$1,000	$196	$675	$2,685	$(1,203)	$—	$3,548	$(11,767)	$(8,219)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	945	—	945	(945)	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(3)	(1)	—	—	(10)	10	—
Interest expense	—	—	—	262	405	329	533	—	—	882	304	20	538	244	—	3,517	4,420	7,937
Amortization of loan cost	—	—	—	38	74	40	—	—	—	89	36	—	17	26	—	320	107	427
Depreciation and amortization	1,827	1,081	1,645	611	685	661	866	2,030	3,129	1,675	727	962	2,012	373	—	18,284	—	18,284
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	3	—	—	6	554	560
Non-hotel EBITDA ownership expense	66	24	4	142	11	20	31	97	19	(7)	147	36	17	44	—	651	(651)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,197)	2,747	(2,086)	3,573	3,915	2,654	3,529	1,255	437	3,634	1,410	1,690	5,271	429	—	27,261	(8,272)	18,989
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	300	(688)	—	—	—	—	—	—	—	—	—	—	—	—	—	(388)	388	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68	68
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(68)	(68)
Hotel EBITDA attributable to the Company and OP unitholders	$(897)	$2,059	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$429	$—	$26,873	$(7,884)	$18,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	(219)	299
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$(219)	$27,560

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,915	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,915
BAML (Bardessono Hotel and Spa)	—	—	—	3,573	—	—	—	—	—	—	—	—	—	—	—	3,573
BAML (Hotel Yountville)	—	—	—	—	—	2,654	—	—	—	—	—	—	—	—	—	2,654
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	5,271	—	—	5,271
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,197)	2,747	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
BAML Pool (see footnote 3)	—	—	(2,086)	—	—	—	—	1,255	437	—	—	1,690	—	—	—	1,296
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	3,529	—	—	—	—	—	—	—	—	3,529
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	3,634	—	—	—	—	—	3,634
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,410	—	—	—	—	1,410
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	947	—	947
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(219)	(219)
Total	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$(219)	$27,560
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,754)	$717	$(1,804)	$1,703	$3,834	$743	$(1,811)	$(2,019)	$(4,161)	$4,906	$(1,527)	$187	$5,571	$—	$—	$2,585	$(13,949)	$(11,364)
Non-property adjustments	—	—	—	(100)	(97)	—	—	—	—	—	—	—	(189)	—	—	(386)	386	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	—	—	—	(10)	10	—
Interest expense	—	—	—	259	400	325	523	—	—	876	301	—	532	—	—	3,216	3,417	6,633
Amortization of loan cost	—	—	—	38	73	40	7	—	—	88	36	—	25	—	—	307	286	593
Depreciation and amortization	1,875	1,086	1,654	674	759	630	880	2,168	3,127	1,736	742	971	1,942	—	—	18,244	—	18,244
Income tax expense (benefit)	—	—	—	—	—	—	—	1	—	—	—	—	16	—	—	17	44	61
Non-hotel EBITDA ownership expense	173	12	(6)	84	(56)	21	—	4	11	123	142	8	239	—	—	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,706)	1,815	(156)	2,658	4,913	1,759	(401)	154	(1,024)	7,723	(306)	1,163	8,136	—	—	24,728	(10,561)	14,167
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	428	(455)	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	27	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(65)	(65)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,278)	$1,360	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$—	$—	$24,701	$(10,533)	$14,168
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	619	5,223	5,842
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$5,223	$30,570
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$—	$8,136	$—	$—	$23,565
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	619	5,223	5,842
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$—	$8,136	$619	$5,223	$29,407
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$742	$6,016	$1,188	$2,205	$9,356	$618	$5,418	$(1,598)	$(1,936)	$16,838	$3,584	$404	$14,322	$(204)	$6,510	$63,463	$(31,179)	$32,284
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	(2)	(1)	—	—	—	—	—	—	(4)	(11)	—	(3)	(4)	—	—	(25)	25	—
Interest expense	—	—	—	566	877	735	1,159	—	—	1,846	668	68	1,060	787	402	8,168	9,395	17,563
Amortization of loan cost	—	—	—	101	152	102	321	—	—	183	74	—	—	82	—	1,015	225	1,240
Depreciation and amortization	3,679	2,028	3,117	1,197	1,330	1,216	1,870	3,994	5,783	2,578	1,580	2,486	4,011	1,220	1,923	38,012	—	38,012
Income tax expense (benefit)	—	—	—	—	—	—	—	9	—	—	—	—	526	—	112	647	3,041	3,688
Non-hotel EBITDA ownership expense	245	83	54	243	8	11	1	76	8	46	567	5	12	33	(1)	1,391	(1,391)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,664	8,126	4,359	4,312	11,723	2,682	8,845	2,481	3,851	21,480	6,473	2,960	19,927	1,918	8,946	112,747	(19,960)	92,787
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,166)	(2,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,198)	3,198	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	146	146
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(146)	(146)
Hotel EBITDA attributable to the Company and OP unitholders	$3,498	$6,094	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$2,960	$19,927	$1,918	$8,946	$109,549	$(16,762)	$92,787
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,634	3,634
Comparable hotel EBITDA	$4,664	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$2,960	$19,927	$1,918	$12,580	$116,381
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,664	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$—	$19,927	$1,918	$8,946	$109,787
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,634	3,634
Comparable hotel EBITDA	$4,664	$8,126	$4,359	$4,312	$11,723	$2,682	$8,845	$2,481	$3,851	$21,480	$6,473	$—	$19,927	$1,918	$12,580	$113,421
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(6,545)	$(1,115)	$(4,670)	$802	$6,884	$(353)	$1,329	$(4,703)	$(9,419)	$9,830	$53	$(1,229)	$11,023	$—	$—	$1,887	$(24,285)	$(22,398)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	—	—	(882)	882	—
Interest income	—	—	—	—	—	—	—	—	(1)	(11)	—	(6)	—	—	—	(18)	18	—
Interest expense	—	—	—	515	796	646	1,008	—	—	1,756	597	—	1,058	—	—	6,376	6,286	12,662
Amortization of loan cost	—	—	—	75	145	80	14	—	—	174	71	—	51	—	—	610	710	1,320
Depreciation and amortization	3,800	2,177	3,309	1,365	1,502	1,246	1,759	4,322	6,631	3,250	1,450	1,959	3,827	—	—	36,597	—	36,597
Income tax expense (benefit)	—	(43)	—	—	—	—	—	2	—	—	—	—	59	—	—	18	188	206
Non-hotel EBITDA ownership expense	191	24	13	224	(72)	39	(53)	(245)	(22)	85	359	(198)	294	—	—	639	(639)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,554)	1,043	(1,348)	2,864	9,159	1,658	4,057	(624)	(2,811)	15,085	2,531	526	15,641	—	—	45,227	(16,840)	28,387
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	641	(263)	—	—	—	—	—	—	—	—	—	—	—	—	—	378	(378)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	130	130
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(128)	(128)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,913)	$780	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$526	$15,641	$—	$—	$45,605	$(17,216)	$28,389
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	710	11,862	12,572
Comparable hotel EBITDA	$(2,554)	$1,043	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$526	$15,641	$710	$11,862	$57,799
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(2,554)	$1,043	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$—	$15,641	$—	$—	$44,701
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	710	11,862	12,572
Comparable hotel EBITDA	$(2,554)	$1,043	$(1,348)	$2,864	$9,159	$1,658	$4,057	$(624)	$(2,811)	$15,085	$2,531	$—	$15,641	$710	$11,862	$57,273
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront